UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 31, 2015
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on October 20, 2014 by Overstock.com, Inc., a Delaware corporation (“Overstock”) (the “Initial Form 8-K”), on October 14, 2014 O.com Land, LLC, a Utah limited liability company (“O.Com Land”) and a wholly owned subsidiary of Overstock, entered into a Construction Agreement dated October 13, 2014 (the “Agreement”) with Okland Construction Company Inc., a Utah corporation (“Contractor”), regarding preconstruction and construction services to be provided by Contractor in connection with Contractor’s construction of an approximately 225,000-square-foot building in Midvale City, Utah, to serve as Overstock’s corporate headquarters, together with related facilities and improvements.
As disclosed in the Initial Form 8-K, pursuant to the Agreement, Contractor agreed that the work contemplated by the Agreement would be performed for the Guaranteed Maximum Price (as defined in the Agreement and as described in the Initial Form 8-K) and in accordance with the Construction Schedule (as defined in the Agreement and as described in the Initial Form 8-K). Neither the Guaranteed Maximum Price nor the Construction Schedule had been determined as of the date of the Agreement.

In accordance with the Agreement, on July 31, 2015 the parties entered into the First Amendment to the Agreement (the “Amendment”) to set forth the Guaranteed Maximum Price and its basis, as well as the date by which Contractor is to achieve Substantial Completion (as defined in the Agreement). As set forth in the Amendment, the Guaranteed Maximum Price is $64,849,218, and the date of Substantial Completion is August 26, 2016. However, as disclosed in the Initial Form 8-K, both the Guaranteed Maximum Price and the Construction Schedule remain subject to change even after they have been determined as described above. Further, the Guaranteed Maximum Price under the Agreement constitutes only a portion of the total estimated cost of building and equipping the corporate headquarters and related facilities and improvements. Overstock provides periodic updated estimates of the total estimated costs on a quarterly basis in its filings on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

10.1
Construction Agreement, dated as of October 13, 2014, by and between O.Com Land, LLC and Okland Construction Company Inc. but executed on October 14, 2014 (incorporated by reference to Exhibit 10.1 to Overstock’s Current Report on Form 8-K filed on October 20, 2014 (File No. 000-49799)).

10.2	First Amendment to Construction Agreement dated as of July 31, 2015, by and between O.com Land, LLC and Okland Construction Company Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Edwin Christensen
Edwin Christensen
Director of Legal Affairs and Deputy General Counsel
Date:	August 4, 2015

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